UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 25, 2019

EXELA TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36788	47-1347291
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification Number)

2701 E. Grauwyler Rd.
Irving, TX	75061
(Address of principal executive offices)	(Zip Code)

Company’s telephone number, including area code: (214) 740-6500

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, Par Value $0.0001 per share	XELA	The Nasdaq Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

☐  Emerging growth company

☐ If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On October 25, 2019, Nathaniel Lipman, and on October 28, 2019, Joshua Black and Matthew Nord, resigned from the Board of Directors (the “Board”) of Exela Technologies, Inc. (the “Company”) and all committees of the Board, effective immediately.  The Company notified Nasdaq that as a result of Mr. Lipman’s resignation from the Company’s Board, the Company was no longer in compliance with Nasdaq Listing Rule 5605(c)(2)(A), which requires the Company’s Audit Committee to be composed of at least three independent directors, and Nasdaq Listing Rule 5605(d)(2)(A), which requires the Company’s Compensation Committee to be composed of at least two independent directors.

Pursuant to Nasdaq Listing Rule 5605(c)(4)(B), the Company is entitled to a cure period to regain compliance with Listing Rule 5605(c)(2)(A), which cure period will expire upon (1) the earlier of the Company’s next annual stockholders’ meeting or one year from the date of the applicable director resignation; or (2) if the next annual stockholders meeting is held on or before April 27, 2020, then the Company must evidence compliance no later than April 27, 2020.

Pursuant to Nasdaq Listing Rule 5605(d)(4), the Company is entitled to a cure period to regain compliance with Listing Rule 5605(d)(2)(A), which cure period will expire upon (1) the earlier of the Company’s next annual stockholders’ meeting or one year from the date of the applicable director resignation; or (2) if the next annual stockholders meeting is held on or before April 27, 2020, then the Company must evidence compliance no later than April 27, 2020.

On October 29, 2019, Nasdaq issued a letter to the Company confirming the Company’s noncompliance with the Audit Committee and Compensation Committee composition requirements of Nasdaq Listing Rule 5605(c)(2)(A) and Nasdaq Listing Rule 5605(d)(2)(A) and the cure period by which the Company must regain compliance.

The Board expects to be compliant with the Audit Committee and Compensation Committee composition requirements of Nasdaq Listing Rule 5605(c)(2)(A) and Nasdaq Listing Rule 5605(d)(2)(A) by or before the end of the cure period.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As described in Item 3.01 of this Current Report on Form 8-K, on October 25, 2019, Nathaniel Lipman, and on October 28, 2019, Joshua Black and Matthew Nord, resigned from the Board and all committees of the Board, effective immediately. The directors’ resignations were not due to any disagreement with the Company or its management on any matter relating to its operations, policies or practices.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 29, 2019

EXELA TECHNOLOGIES, INC.

By:	/s/ Erik L. Mengwall
	Name:	Erik L. Mengwall
	Title:	Secretary